UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 20, 2007

RUSH ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-20797	74-1733016
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 IH-35 South, Suite 500, New Braunfels, Texas		78130
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (830) 626-5200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As previously reported, on July 31, 2007, the Board of Directors of Rush Enterprises, Inc. (the “Company”) approved an amendment to the Company’s Restated Articles of Incorporation to increase the total number of shares of Class A common stock, $0.01 par value per share (the “Class A Common Stock”), that the Company is authorized to issue from 40,000,000 to 60,000,000 and to increase the total number of shares of Class B Common Stock, $0.01 par value per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), that the Company is authorized to issue from 10,000,000 to 20,000,000.  At a Special Meeting of the Shareholders of the Company held on September 20, 2007, the Company’s shareholders voted in favor of the aforementioned amendment.  On September 20, 2007, the Company also filed Articles of Amendment to the Restated Articles of Incorporation of the Company (the “Amendment”) with the Secretary of State of the State of Texas effecting the aforementioned amendment.  The foregoing summary of the Amendment is qualified in its entirety by reference to the text of the Amendment, a copy of which is attached to this report as Exhibit 3.1 and incorporated by reference herein.

Item 8.01               Other Events

On September 20, 2007, the Company issued a press release announcing that the Company’s shareholders had approved the Amendment and that the Company’s Board of Directors had declared a three-for-two stock split in the form of a stock dividend on each of the Company’s Class A Common Stock and Class B Common Stock.  Shareholders of record as of October 1, 2007, will receive one additional share of the appropriate class of Common Stock for every two shares of the respective class of Common Stock held on that date.  The new shares of the Company’s Common Stock will be distributed on October 10, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Document Description

3.1	Articles of Amendment to the Restated Articles of Incorporation of Rush Enterprises, Inc.

99.1	Press Release, dated September 20, 2007.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.

	By:	/s/ Steven L. Keller
Steven L. Keller
Vice President and Chief Financial Officer

Dated September 20, 2007

EXHIBIT INDEX

Exhibit No.	Document Description

3.1	Articles of Amendment to the Restated Articles of Incorporation of Rush Enterprises, Inc.

99.1	Press Release, dated September 20, 2007.